UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

NCR CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which the transaction applies:

(2)	Aggregate number of securities to which the transaction applies:

(3)	Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of the transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on April 27, 2011.

NCR CORPORATION	Meeting Information
	Meeting Type:	Annual Meeting
	For holders as of:	February 15, 2011
Date: April 27, 2011 Time: 9:00 a.m.
Location: NCR Corporation
Auditorium
3097 Satellite Boulevard
Duluth, Georgia 30096

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote — How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT                    2010 ANNUAL REPORT ON FORM 10-K

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

*    If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 13, 2011 to facilitate timely delivery.

— How To Vote — Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
The Board of Directors recommends
you vote FOR the following:

1.         Election of Directors

Class C Nominee:

   01)    Richard L. Clemmer

The Board of Directors recommends you vote FOR the following proposals:

2.         Ratify the appointment of independent registered public accounting firm for 2011.

3.         To approve, on a non-binding advisory basis, executive compensation as disclosed in these proxy materials.

The Board of Directors recommends you vote 1 year on the following proposal:

4.         To vote on the frequency of future non-binding advisory votes on executive compensation.

The Board of Directors recommends you vote FOR the following proposals:

5.         To re-approve the performance goals included in the NCR Corporation 2006 Stock Incentive Plan (as amended and restated effective as of December 31, 2008) for purposes of Section 162(m) of the Internal Revenue Code.

6.         To approve an amendment to individual award limitations included in the NCR Corporation 2006 Stock Incentive Plan.

7.         To approve an amendment to the funding formula in the NCR Management Incentive Plan for purposes of Section 162(m) of the Internal Revenue Code.

8.         To approve the NCR Corporation 2011 Economic Profit Plan for purposes of Section 162(m) of the Internal Revenue Code.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Source: Electronic delivery email

Date: March 17, 2011

In connection with the 2011 NCR CORPORATION Annual Meeting of Stockholders, this e-mail describes how to access proxy materials and vote by proxy.

Important Notice Regarding the Availability of Proxy Materials

GENERAL INFORMATION

You received this e-mail because our records show that (1) you are an employee of NCR CORPORATION who has regular access to the company’s e-mail in the ordinary course of performing your duties and are expected to log-on to e-mail routinely to receive communications, or (2) you have expressly consented to receive NCR CORPORATION communications and authorize your vote by proxy via the Internet.

This e-mail notification contains information specific to your holding(s) in the security identified below. We urge you to vote your shares. Please read the instructions carefully before proceeding.

This is a NOTIFICATION of the:

2011 NCR CORPORATION Annual Meeting of Stockholders

RECORD DATE: February 15, 2011

MEETING DATE: April 27, 2011

CUSIP NUMBER: 62886E108

If you hold multiple accounts, this e-mail represents all shares registered in your name.

CONTROL NUMBER: 012345678901

Internet site:

You can enter your voting instructions and view the shareholder material at the following Internet site. If your browser supports secure transactions you will be automatically directed to a secure site.

http://www.proxyvote.com/0012345678901

Note: If your e-mail software supports it, you can simply click on the above link.

To access ProxyVote.com, you will need your four digit PIN:

-	If you are an employee of NCR CORPORATION, your PIN is the last four digits of your Social Security number.

-	If you are a stockholder who consented to receive annual meeting materials electronically, your PIN is the four digit number you selected at the time of your enrollment.

-	If you have forgotten your PIN number, please follow the instructions on www.proxyvote.com

Internet voting is accepted up to 11:59 p.m. (ET), Tuesday, April 26, 2011 the day before the meeting.

To view the documents below, you may need Adobe Acrobat Reader. To download the Adobe Reader, click the url address below: http://www.adobe.com/products/acrobat/readstep2.html

The relevant stockholder materials in connection with the 2011 Annual Meeting can also be found at the following Internet site(s):

2011 Proxy Statement

http://materials.proxyvote.com/document/unavailable

2010 Annual Report on Form 10-K

http://materials.proxyvote.com/document/unavailable

To cancel or change your enrollment profile, please go to http://enroll.icsdelivery.com/ncr

There are no charges for this service. There may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which must be borne by the stockholder.

Please do not send any e-mail to ID@ProxyVote.com. Please REPLY to this e-mail with any comments or questions about proxyvote.com. (Include the original text and subject line of this message for identification purposes)

Your Internet or telephone authorization authorizes the named proxies to vote the shares in the same manner as if you marked, signed and returned your proxy card.
3097 SATELLITE BOULEVARD DULUTH, GA 30096	AUTHORIZE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on April 26, 2011. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

AUTHORIZE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on April 26, 2011. Have your proxy card in hand when you call and follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to NCR Corporation, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by NCR in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to authorize your vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M30504-P06669-Z54789	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NCR CORPORATION
The Board of Directors recommends that you vote FOR the following:
Vote on Director
1.	Election of Director		For		Abstain
Class C Nominee:
	01) Richard L. Clemmer		☐		☐

Vote on Proposals:
The Board of Directors recommends you vote FOR the following proposals:			For	Against	Abstain			For	Against	Abstain
2.	Ratify the appointment of independent registered public accounting firm for 2011.		☐	☐	☐	6.	To approve an amendment to individual award limitations included in the NCR Corporation 2006 Stock Incentive Plan.	☐	☐	☐
3.	To approve, on a non-binding advisory basis, executive compensation as disclosed in these proxy materials.		☐	☐	☐
The Board of Directors recommends you vote 1 year on the following proposal:		1 Year	2 Years	3 Years	Abstain	7.	To approve an amendment to the funding formula in the NCR Management Incentive Plan for purposes of Section 162(m) of the Internal Revenue Code.	☐	☐	☐
4.	To vote on the frequency of future non-binding advisory votes on executive compensation.	☐	☐	☐	☐
The Board of Directors recommends you vote FOR the following proposals:			For	Against	Abstain	8.	To approve the NCR Corporation 2011 Economic Profit Plan for purposes of Section 162(m) of the Internal Revenue Code.	☐	☐	☐
5.

To re-approve the performance goals included in the NCR Corporation 2006 Stock Incentive Plan (as amended and restated effective as of December 31, 2008) for purposes of Section 162(m) of the Internal Revenue Code.

			☐	☐	☐	NOTE: Such other business as may properly come before the meeting or any adjournment thereof.
For address changes and/or comments, please check this box and write them on the back where indicated.					☐

NOTE: If you attend the meeting and decide to vote by ballot, your ballot will supersede this proxy. If signing for a corporation or partnership or as an agent, attorney or fiduciary, indicate the capacity in which you are signing.

Signature [PLEASE SIGN WITHIN BOX]	Date					Signature (Joint Owners)	Date

Annual Meeting of Stockholders

NCR’s Annual Meeting of Stockholders will be held at 9:00 a.m. on April 27, 2011, in the Auditorium at NCR Corporation’s office located at 3097 Satellite Boulevard, Duluth, Georgia 30096. Please see your proxy statement for instructions should you wish to attend the meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice of 2011 Annual Meeting of Stockholders and Proxy Statement, and 2010 Annual Report

on Form 10-K are available at www.proxyvote.com.

M30505-P06669-Z54789

NCR CORPORATION

Proxy/Voting Instruction Card

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR NCR’S ANNUAL MEETING OF STOCKHOLDERS ON APRIL 27, 2011

The undersigned stockholder of NCR Corporation, a Maryland corporation (“NCR” or the “Company”), hereby appoints William R. Nuti, Jennifer M. Daniels and Robert P. Fishman, and each of them, proxies, with the powers the undersigned would possess if personally present, and with full power of substitution, to vote all shares of common stock of NCR that the undersigned is entitled to vote at NCR’s Annual Meeting of Stockholders to be held in Duluth, Georgia on April 27, 2011, and at any postponement or adjournment thereof, upon any matter that may properly come before the meeting, or any postponement or adjournment thereof, including the matters described in the accompanying proxy statement. This proxy also provides voting instructions to the trustee of the NCR Savings Plan and to the trustees and administrators of other plans, with regard to shares of NCR common stock the undersigned may hold under such plans for which the undersigned is entitled to vote at said meeting to the extent permitted by such plans and their trustees and administrators. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders and of the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

THE PROXIES OR THE TRUSTEES AND ADMINISTRATORS OF THE PLANS, AS THE CASE MAY BE, WILL VOTE THE SHARES IN ACCORDANCE WITH THE DIRECTIONS ON THIS CARD. IF YOU DO NOT INDICATE YOUR CHOICES ON THIS CARD, THE PROXIES WILL VOTE THE SHARES “FOR” THE NOMINEE FOR DIRECTOR, “FOR” EACH OF THE OTHER PROPOSALS DESCRIBED IN THE PROXY STATEMENT, FOR A FREQUENCY OF “1 YEAR” FOR FUTURE NON-BINDING ADVISORY VOTES ON EXECUTIVE COMPENSATION AND IN THE DISCRETION OF THE PROXIES ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. IF YOU ARE AN NCR SAVINGS PLAN PARTICIPANT OR OTHER PLAN PARTICIPANT ENTITLED TO VOTE AT THE 2011 ANNUAL MEETING OF STOCKHOLDERS AND DO NOT INDICATE YOUR CHOICES ON THIS CARD, THOSE SHARES WILL BE SO VOTED BY THE TRUSTEES OF SUCH PLANS.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) (Continued and to be signed on reverse side.)